POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, UNITED FUNDS, INC., UNITED INTERNATIONAL GROWTH FUND, INC., UNITED MUNICIPAL BOND FUND, INC., UNITED VANGUARD FUND, INC., UNITED HIGH INCOME FUND, INC., UNITED CASH MANAGEMENT, INC., UNITED NEW CONCEPTS FUND, INC., UNITED GOVERNMENT SECURITIES FUND, INC., UNITED MUNICIPAL HIGH INCOME FUND, INC., UNITED GOLD & GOVERNMENT FUND, INC., UNITED HIGH INCOME FUND II, INC., UNITED CONTINENTAL INCOME FUND, INC., UNITED RETIREMENT SHARES, INC., UNITED ASSET STRATEGY FUND, INC., TMK/UNITED FUNDS, INC. AND WADDELL & REED FUNDS, INC. (each hereinafter called the "Corporation"), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, ROBERT L. HECHLER, and SHARON K. PAPPAS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date: December 10, 1997                 /s/Keith A. Tucker
                                        --------------------------
                                        Keith A. Tucker, President



/s/Ronald K. Richey      Chairman of the Board       December 10, 1997
--------------------                                 ----------------
Ronald K. Richey

/s/Keith A. Tucker       President and Director      December 10, 1997
--------------------     (Principal Executive        ----------------
Keith A. Tucker          Officer)

/s/Theodore W. Howard    Vice President, Treasurer   December 10, 1997
--------------------     and Principal Accounting    ----------------
Theodore W. Howard       Officer

/s/Robert L. Hechler     Vice President and          December 10, 1997
--------------------     Principal Financial         ----------------
Robert L. Hechler        Officer

/s/Henry L. Bellmon      Director                    December 10, 1997
--------------------                                 ----------------
Henry L. Bellmon

/s/James M. Concannon    Director                    December 10, 1997
--------------------                                 ----------------
James M. Concannon

/s/John A. Dillingham    Director                    December 10, 1997
--------------------                                 ----------------
John A. Dillingham

/s/Linda Graves          Director                    December 10, 1997
--------------------                                 ----------------
Linda Graves

/s/John F. Hayes         Director                    December 10, 1997
--------------------                                 ----------------
John F. Hayes

                         Director
--------------------                                 ----------------
Glendon E. Johnson

/s/William T. Morgan     Director                    December 10, 1997
--------------------                                 ----------------
William T. Morgan

/s/William L. Rogers     Director                    December 10, 1997
--------------------                                 ----------------
William L. Rogers

/s/Frank J. Ross, Jr.    Director                    December 10, 1997
--------------------                                 ----------------
Frank J. Ross, Jr.

/s/Eleanor Schwartz      Director                    December 10, 1997
--------------------                                 ----------------
Eleanor Schwartz

/s/Frederick Vogel III   Director                    December 10, 1997
--------------------                                 ----------------
Frederick Vogel III

/s/Paul S. Wise          Director                    December 10, 1997
--------------------                                 ----------------
Paul S. Wise


Attest:

/s/Sharon K. Pappas
--------------------------------
Sharon K. Pappas, Vice President
and Secretary